                                                                    EXHIBIT 10.1



                              OPTION AGREEMENT III


                                    BETWEEN


                      ADAPTEC MANUFACTURING (S) PTE. LTD.


                                      AND


                  TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.


                                 APRIL 21, 1997

                                TABLE OF CONTENTS

1.  DEFINITIONS.....................................................3

2.  VOLUME COMMITMENT ..............................................4

3.  WAFER PRICE.....................................................5

4.  OTHER PURCHASE TERMS AND CONDITIONS ............................5

5.  OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY ...............6

6.  FAILURE TO PURCHASE THE OPTION CAPACITY; FIRST RIGHT OF REFUSAL 7

7.  TERM AND TERMINATION............................................7

8.  BOARD APPROVAL .................................................8

9.  LIMITATION OF LIABILITY ........................................8

10. NOTICE. ........................................................8

11. ENTIRE AGREEMENT................................................9

12. GOVERNING LAW...................................................9

13. ARBITRATION.....................................................10

14. ASSIGNMENT .....................................................10

15. CONFIDENTIALITY ................................................10

16. FORCE MAJEURE ..................................................10

17. NO AGENCY.......................................................11

18. GOVERNMENTAL APPROVAL ..........................................11

19. COUNTERPARTS ...................................................11

EXHIBIT A ..........................................................12

EXHIBIT B ..........................................................13

EXHIBIT B-1 ........................................................14

EXHIBIT C ..........................................................15

EXHIBIT D ..........................................................16

EXHIBIT E ..........................................................17

                              OPTION AGREEMENT III

         THIS AGREEMENT is made and becomes effective as of April 21, 1997 (the "Effective Date") by Taiwan Semiconductor Manufacturing Co., Ltd. ("TSMC"), a company organized under the laws of the Republic of China with its registered address at No. 121, Park Ave. 3, Science Based Industrial Park, Hsinchu, Taiwan, and Adaptec Manufacturing (S) Pte. Ltd., ("Customer"), a company organized under the laws of Singapore, with its registered address at Six Battery Road, 532-00, Singapore 049909.

RECITALS

         WHEREAS, TSMC currently supplies Customer with wafers and Customer wishes to increase the volume of wafers to be purchased from TSMC;

         WHEREAS, in order to increase its output, TSMC must accelerate its ramp up in Fab 4 and advance the start of Fab 5;

         WHEREAS as a condition to TSMC;s acceleration of these facilities, TSMC has asked that Customer make a capacity commitment and advance payment for the right to buy additional capacity, and Customer is willing to do so:

AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:

1. DEFINITIONS

             (a) "Base Capacity" used in this Agreement shall mean the
                annualized run rate that TSMC commits to Provide to Customer as set forth in Exhibit B.

             (b) "Option to Base Capacity" used in this Agreement shall mean that capacity in addition to the Base Capacity that TSMC commits to provide to Customer when the execution of an Option has been completed as set forth in Exhibit B.

             (C) "Customer Committed Capacity" used in this Agreement shall mean the total capacity that Customer agrees to purchase from TSMC pursuant to this Agreement, either itself or by an Affiliate, and as set forth in Exhibit B.

             (d) "Foundry Agreement" used in this Agreement shall mean the
                Foundry Agreement between TSMC and Adaptec, Inc., dated October 29, 1993, together with any amendments thereto.

             (e) "Option Capacity" used in this Agreement shall mean the firm capacity commitment made by Customer pursuant to this Agreement, for which capacity Customer agrees to pay the Option Fee as defined in Subsection 1 (f) below.

             (f) "Option Fee" used in this Agreement shall mean the deposit that Customer agrees to place with TSMC as the advance payment for the wafers comprising the Option Capacity.

             (g) "TSMC Committed Capacity" used in this Agreement shall mean the total capacity that TSMC agrees to provide to Customer or its Affiliates, consisting of Base Capacity and Option to Base Capacity and option Capacity as set forth in Exhibit B.

             (h) "Wafer Equivalent" used in this Agreement shall mean the number of six-inch wafers, adjusted by the equivalency factor based on 1996 Base Capacity as set forth on Exhibit A, by which capacity commitments are measured hereunder. An example of such calculation is set forth on Exhibit B-1. Any and all capacity commitments referred to in this Agreement shall be for the calendar year and measured in Wafer Equivalents.

             (i) "Affiliates" used in this Agreement shall mean a party which holds at least a seventy-five percent (75%) ownership interest in Customer or a party in which Customer's parent holds at least a seventy-five percent (75%) ownership interest

2. VOLUME COMMITMENT

             (a) Customer agrees to Purchase annually from TSMC, either itself or through its Affiliates, the Customer Committed Capacity set forth for such year on Exhibit B and, subject to the payment of the Option Fee by Customer under Section 5 below, TSMC agrees to provide to Customer the TSMC Committed Capacity, as set forth in Exhibit B. In any calendar year, the orders placed by Customer or its Affiliates shall first apply to fulfill the Base
                Capacity and the Option to Base Capacity portions of the Customer Committed Capacity, and then the Option Capacity portion.

             (b) Each month, Customer agrees to provide to TSMC a six-month rolling forecast of the number of wafers that Customer will purchase, with the volume for the first twelve weeks being frozen (i.e., Customer must purchase all of the quantity forecast for the delivery in the first twelve weeks of the forecast). The forecast must be based on wafers out.

             (c) TSMC will use its best efforts to cause its fabs to be capable of producing wafers of more advanced specifications, as set forth in the TSMC Technology Road Map attached as Exhibit C (The parties anticipate that the conversion factor for migration of 6" to 8" wafers will be 1.78.).

3. WAFER PRICE

             (a) The prices for wafers purchased by Customer during the term of this Agreement shall not be more than TSMC's average wafer prices to the optionees (i.e., other customers that are parties to option agreements similar to this Agreement) for the same technology, the same fab and the same period of time, taking into account Customer's total volume across all TSMC fabs. At Customer's request, TSMC shall permit an independent third party mutually agreed upon by the parties to audit such books and records as may be required to verify TSMC's most favored customer pricing obligations in the preceding sentence. Such audits shall be at Customer's expense at any time during the term of this Agreement upon at least one (1) month prior written notice to TSMC. In the event that the wafer prices do not comply with the first sentence, TSMC will make proper price changes for all unfilled orders upon Customer's notice in writing.

             (b) The parties shall negotiate in good faith each year the wafer prices for the Option Capacity of the following year, and if no agreement is reached by the parties before October of each year for the succeeding calendar year, the parties agree to submit the dispute to the binding arbitration pursuant to Section 13 below, and under such circumstances, neither party shall have the right to terminate this Agreement under Section 7 below.

4. OTHER PURCHASE TERMS AND CONDITIONS

             (a) Foundry Agreement, together with amendments thereto, will apply to all purchases of wafers by Customer from TSMC, except that the provisions of this Agreement will supersede the Foundry Agreement with respect to the subject matter hereof.

             (b) TSMC agrees to subcontract the manufacture of the wafers provided to Customer pursuant to the Option III Capacity to WaferTech, LLC, a Delaware limited liability company, with its registered address at 2600 N.W. Lake Road, Camas, Washington, 98607-9526 ("WaferTech").

             (c) Customer commits to purchase its Option III Capacity from
                WaferTech during the term of this Agreement, provided that the processes and capacity available at WaferTech are compatible with Customer's requirements. In the event WaferTech is unable or otherwise fails to provide any portion of Customer's Option III Capacity in any given year, for whatever reason (including, but not limited to, incompatible processes, and/or inadequate capacity), WaferTech and/or TSMC will provide Customer with prompt written notice thereof. Upon notice of such inability or failure, Customer may, at its sole option and as its sole remedy, (I) be released from its obligation to purchase such Option III Capacity and be refunded the Portion of the Option Fee paid for that capacity, or (ii) Purchase such Option III Capacity from TSMC. Customer will provide TSMC with notice of its election of one of the foregoing options within thirty (30) days of receipt of notice from WaferTech and/or TSMC.

             (d) In the event the Option Fee is to be refunded pursuant to
                Subsection 4(c) above, TSMC will refund the Option Fee within thirty (30) days of receipt of Customer's notice, together with interest at the Bank of America reference rate (or other rate equivalent to "prime") as published by the "Wall Street Journal" on the date of Customer's notice, calculated from the date of receipt of such Option Fee by TSMC to the date the refund is issued.

5. OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY

             (a) Customer agrees to Pay to TSMC the Option Fee in the amount of of US [***] per Wafer Equivalent for the right to purchase the Option Capacity pursuant to this Agreement. The Option Fee is set forth in Exhibit D, and Customer agrees to pay the Option Fee for the entire term of this Agreement (US $35.28M) as per this Exhibit. The Option Fee, once paid, shall be non-refundable, except as provided in Subsection 4(c), Section 6 and Subsection 7(d), and will be credited against payments due for wafers purchased by Customer for the Option Capacity provided by TSMC under this Agreement.

             (b) Customer agrees to deliver to TSMC, within seven (7) days following the Effective Date, two (2) promissory notes each in an amount of the Option Fee due per the payment schedule in 1998 as specified in Exhibit D and evidencing the payment required pursuant to Subsection 5(a), payable to TSMC or order, which promissory notes shall be in the form of Exhibit E. The promissory notes shall be canceled and returned by TSMC to customer within seven (7) days after receipt of the corresponding Option Fee by TSMC.

------
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

6. FAILURE TO PURCHASE THE OPTION CAPACITY; FIRST RIGHT OF REFUSAL

          If, in any calendar year, for any reason, Customer is not able to use or purchase all or a portion of the Customer Committed Capacity for that year, Customer shall promptly notify TSMC of such in writing and first offer TSMC such Capacity for sales to any third parties. TSMC may, at its option, accept such offer, in whole or in part, within thirty (30) days following Customer's notification, and if TSMC so accepts, the Option Fee attributable to that capacity will be refunded to Customer without interest. In the event that TSMC decides not to accept such offer, Customer may sell such unused capacity to third parties reasonably acceptable to TSMC (given the processes and capacity then available in its fabs), within two months after TSMC's written notice that it will not accept such offer. If Customer fails to sell such unused Customer Committed Capacity, TSMC shall not be required to refund any portion of the unapplied Option Fee applicable to that unused capacity. TSMC is entitled to sell or use any such capacity thereafter. Forfeiture of the applicable Option Fee shall be TSMC's sole remedy for Customer's failure to purchase the Customer Committed Capacity in any calendar year.

7. TERM AND TERMINATION

             (a)TERM The term of this Agreement shall commence from the
                Effective Date, and continue until December 31, 2001.

             (b)TERMINATI0N BY TSMC FOR CUSTOMER'S FAILURE TO PAY THE OPTION
                FEE TSMC may terminate this Agreement if Customer fails to pay the Option Fee pursuant to Section 5 above, and does not cure or remedy such breach within thirty (30) days of receiving written notice of such breach.

             (c)TERMINATION FOR OTHER BREACH OR FOR BANKRUPTCY Either party may terminate this Agreement if, (i) the other party breaches any material provisions of this Agreement (other than Customer's breach of Section 5 above), and does not cure or remedy such breach within one hundred and twenty (120) days of receiving written notice of such breach, or (ii) becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership or liquidation, if such petition or proceeding is not dismissed with prejudice within sixty (60) days after filing.

             (d)EFFECT OF TERMINATION
                In the event of termination of this Agreement, each party shall remain liable to the other party for any outstanding and matured rights and obligations at the time Of termination, including Payment Of the Option Fee applicable to the used Option Capacity and for the wafers already ordered and shipped to Customer. Any wafers then in process pursuant to a Customer order may be completed and shipped to Customer and the applicable Option Fee amount applied against such wafers. In the event Customer terminates this Agreement pursuant to the terms of Subsection 7(c), any portion of the Option Fee then remaining, which has not been applied against purchases of wafers, will be refunded to Customer within thirty (30) days of termination of this Agreement.

8. BOARD APPROVAL

          Customer shall obtain the approval by its board of directors of this Agreement, and submit to TSMC, at the time of executing this Agreement, an authentic copy of it's board resolution authorizing the representative designated below to execute this Agreement.

9. LIMITATION OF LIABILITIES

          In no event shall either party be liable for any indirect, special, incidental consequential damages (including loss of profits and loss of use) resulting from, arising out of or in connection with such party's performance or failure to perform under this Agreement, or resulting from, arising out of or in connection with the production, supply and/or purchase and sale of the wafers, whether due to a breach of contract, breach of warranty, tort, or negligence of such party, or otherwise.

10. NOTICE

          All notices required or permitted to be sent by either party to the other party under this Agreement shall be sent by registered mail postage prepaid, or by personal delivery, or by fax. Any notice given by fax shall be followed by a confirmation copy within ten (10) days. Unless changed by written notice given by either party to the other, the addresses and fax numbers of the respective parties shall be as follows:

         To TSMC:

         TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY, LTD.
         No. 121 Park Avenue 3
         Science-Based Industrial Park
         Hsinchu, Taiwan
         Republic of China                                   FAX: 886-35-781545

         To Customer:

         ADAPTEC MANUFACTURING (S) PTE.  LTD.
         Block 1001
         Jalan Bukit Merah #07/01-20
         Singapore 0315

         With a copy to:

         ADAPTEC, INC.
         ATTN: Vice President, Procurement
         691 South Milpitas Blvd.
         Milpitas, CA 95035                                 FAX: (408) 262-2533

11. ENTIRE AGREEMENT

          This Agreement, including Exhibits A-E, and together with the Foundry Agreement, constitutes the entire Agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings, agreements, dealings and negotiations, oral or written, regarding the subject matter hereof. No modification, alteration or amendment of this Agreement shall be effective unless in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a waiver of any other or subsequent breach, or a waiver of future enforcement of that or any other provision.

12. GOVERNING LAW

          This Agreement will be governed by and interpreted in accordance with the laws of the State of California.

13. ARBITRATION

          Each party will use its best efforts to resolve amicably any disputes or claims under this Agreement between the parties. In the event that a resolution is not reached among the parties within thirty (30) days after written notice by any party of the dispute or claim, the dispute or claim shall be finally settled by binding arbitration in the San Francisco Bay Area, California, under the Rules of Commercial Arbitration of the American Arbitration Association by three (3) arbitrators appointed in accordance with such rules. The arbitration proceeding shall be conducted in English. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

14. ASSIGNMENT

          This Agreement shall be binding on and inure to the benefit of each party and its permitted successors and assigns. Customer may assign its purchase rights and obligations under this Agreement (a) to third parties in accordance with Section 6 above, and (b) to its Affiliates. Except as provided in Section 6, neither party shall assign any of its rights hereunder, nor delegate its obligations hereunder, to any third party, without the prior written consent of the other.

15. CONFIDENTIALITY

          Neither party shall disclose the existence or contents of this Agreement except as required by Customer's assignment of this Agreement to any third parties pursuant to Sections 6 and 14 above, in confidence to its advisers, as required by applicable law, or otherwise with the prior written consent of the other party.

16. FORCE MAJEURE

          Neither party shall be responsible for delays or failure in performance resulting from acts beyond the reasonable control of such party. Such acts shall include but not be limited to acts of God, war, riot, labor stoppages, governmental actions, fires, floods, and earthquakes. If such delays or failures on the part of either party continue for a period of more than one hundred twenty (120) days, the other party may terminate this Agreement upon written notice, subject to Subsection 7(d).

17. NO AGENCY

          No agency, partnership, joint venture, teaming agreement or other joint relationship is created hereby and neither party, nor any of its agents or representatives, has any authority of any kind to bind the other party in any respect whatsoever.

18. GOVERNMENTAL APPROVAL

          TSMC represents and warrants to Customer that no govenmental approval or registration by or with the ROC is required for this Agreement or for the transactions contemplated hereby. In the event any such approval or registration is required, TSMC agrees to indemnify and hold Customer harmless from any and all loss or damage to Customer which may result from the failure to procure such approval or effect such registration.

19. COUNTERPARTS

          This Agreement may be executed in two counterparts, together which will constitute a fully executed Agreement.

IN WITNESS WHEREOF, the parties, have executed this Agreement as of the Effective Date by their duly authorized representatives.




TAIWAN SEMICONDUCTOR                              ADAPTEC MANUFACTURING.
MANUFACTURING CO., LTD.                           (S) PTE.  LTD.


BY:/s/DON BROOKS                                  BY:/s/ F. GRANT SAVIERS
   --------------------                             --------------------
  Donald Brooks                                        F. Grant Saviers
  President                                            Director &
                                                       Attorney-In-Fact

   --------------------                             --------------------
   Date                                                Date

                                   EXHIBIT A

                            EQUIVALENCY FACTOR TABLE

---------------------------------------------------------------------------------------
                             Masking          W-Plug        Complexity     Equivalency
Generic Technology          Layers(A)       Layers(B)        Index(C)       Factor(D)
                           (w/o ESD or
                            Polyimide)
---------------------------------------------------------------------------------------
1.5um SPDM (BiCMOS)             16                              16              1.23
1.2um SPDM (Logic)              13                              13              1.00
1.0um SPDM (Logic)              13                              13              1.00
1.0um DPDM (BiCMOS)             18                              18              1.38
0.8um SPDM (Logic)              13                              13              1.00
0.8um DPDM (MixMode)            14                              14              1.08
0.8um SPTM (Logic Salicide)     17                              17              1.31
0.8um DPDM (BiCMOS)             22                              22              1.69
0.6um SPDM (Logic)              14              1               14.5            1.12
0.6um SPTM (Logic)              16              1               16.5            1.27
0.6um DPDM (MixMode)            15              1               15.5            1.19
0.6um DPDM (SRAM)               20                              20              1.54
0.6um TPSM (DRAM)               15              1               15.5            1.19
0.6um QPDM (DRAM)               18              1               18.5            1.42
0.5um SPDM (Logic)              14              2               15              1.15
0.5um SPTM (Logic SACVD)        16              3               17.5            1.35
0.5um SPTM (E'2PLD-SACVD)       21              3               22.5            1.73
0.5um SPTM (Logic-CMP)          21              3               22.5            1.73
0.5um DPDM (SRAM)               20              1               20.5            1.58
0.5um QPDM (DRAM)               21              1               21.5            1.65
0.35um SPTM (Logic-CMP)         21              3               22.5            1.73
---------------------------------------------------------------------------------------

Remarks:        (1) Masking Layer of w/i ESD (or Polyimide) = Masking Layer of
                    w/o ESD (or Polyimide) + 1
                (2) Masking Layer of Mixed-Mode(DP) = Masking Layer of
                    Logic(SP) + 1
                (3) Complexity Index (C) = (A) + (B) / 2
                (4) Equivalency Factor (D) = (C) / 13, normalized to 0.8um SPDM as 1

Date of issue: 11/14/95

                                   EXHIBIT B

                                  ADAPTEC/TSMC
                               COMMITTED CAPACITY

                                                 Unit: K 6" Wafer Equivalent

----------------------------------------------------------------------------
                                1996    1997    1998    1999    2000    2001
============================================================================
Take or Pay Capacity            [*]      [*]
============================================================================
Base Capacity                   [*]      [*]     [*]     [*]     [*]     [*]
(For Options)
============================================================================
% of Base Commit                90%     80%     70%     60%     50%     50%
============================================================================
% X Base Capacity               [*]      [*]     [*]     [*]     [*]     [*]
============================================================================
Option to Base Capacity                                          [*]     [*]
============================================================================
Option I Capacity               [*]      [*]     [*]     [*]
----------------------------------------------------------------------------
Option II Capacity                       [*]     [*]     [*]     [*]
----------------------------------------------------------------------------
Option III Capacity                              [*]     [*]     [*]     [*]
----------------------------------------------------------------------------
Total Option Capacity           [*]      [*]     [*]     [*]     [*]     [*]
============================================================================
TSMC Committed                  [*]      [*]     [*]     [*]     [*]     [*]
Capacity (Base Capacity
+ Option to Base Capacity
+ Option Capacity)
============================================================================
Customer Committed              [*]      [*]     [*]     [*]     [*]     [*]
Capacity (X% Base
Capacity + Option to Base
Capacity + Option Capacity)
----------------------------------------------------------------------------

* The parties agree to maintain linear run rate throughout any calendar year.

Deposits Required:      $35.28M      -     [*]
        Payment Schedule:       $17.64M - January 31, 1998
                                $17.64M - June 30, 1998

------
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B-1

                      WAFER EQUIVALENT CALCULATION EXAMPLE

  TO CALCULATE THE WEIGHTED CAPACITY FACTOR

                                                                                                  WEIGHTED
                                          CAPACITY        WAFER             PERCENTAGE            CAPACITY
  PROCESS                                  FACTOR        CAPACITY            OF VOLUME             FACTOR
  -------                                  ------        --------            ---------             ------
  .8um SPDM                                  [*]           [*]                    [*]                [*]

  .6um SPTM                                  [*]           [*]                    [*]                [*]

  TOTAL VOLUME                                             [*]                    [*]
----------------------------------------------------------------------------------------------------------
  1996 WEIGHTED CAPACITY FACTOR                                                                      [*]
----------------------------------------------------------------------------------------------------------

  .6um SPTM                                  [*]           [*]                    [*]                [*]

  TOTAL VOLUME
                                                           [*]                    [*]
----------------------------------------------------------------------------------------------------------
  1997 WEIGHTED CAPACITY FACTOR                                                                      [*]
----------------------------------------------------------------------------------------------------------

TO CALCULATE THE EQUIVALENT CAPACITY

  1997 COMMITTED CAPACITY                                                      [*]
----------------------------------------------------------------------------------------------------------
  1997 EQUIVALENT CAPACITY=[*]                                                 [*]
----------------------------------------------------------------------------------------------------------

1997 EQUIVALENT CAPACITY = 1997 COMMITED CAPACITY * (1996 WEIGHTED
                           CAPACITY FACTOR / 1997 WEIGHTED CAPACITY FACTOR)

------
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT C

                          TSMC CMOS TECHONOLOGY ROADMAP



                          TSMC CMOS Technology Roadmap




MIXED                           0.6um          0.5um          0.35um
MODE                            2P3M           2P3M           2P4M

                                               3V             3V

LOGIC                          0.6um           0.5um          0.35um
                               1P3M            1P3M           1P4M
                                                              3V
                                               1P3M
                                               3V

SRAM                0.6um      0.5um           0.45um          0.35UM
                               3V              3V              3V


                                [*]



------
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT D
                             OPTION FEE (OPTION III)

Years               Total Option                Option Fee
                    Due Date
                    Capacity (unit              (Unit: US$)
                    Wafer Equivalent)
-------------------------------------------------------------------------

1997-      [*]         $17.64M              January 31, 1998
2001

                       $17.64M              June 30, 1998

------
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT E

                        STANDARD FORM OF PROMISSORY NOTE

Amount: US$                                       Due Date:
           --------------------                            --------------------


    The Undersigned, _____________________ (the "Maker"), unconditionally promise to pay to Taiwan Semiconductor Co., Ltd. or its order the sum of US Dollars __________________ ($__________), plus interest calculated from the Due date stated herein to the date of full payment at the rate of 10% per annum on any unpaid portion of the principal amount stated herein, and said payment will be made to such account as Maker may direct.

    This Note shall be governed in all respects by the laws of the State of California.

    The Maker of this Note agrees to waive protests and notice of whatever kind in connection with the delivery, acceptance, performance, default or enforcement of this note.

Issue Date:
           -----------------------

Issue Place:
           -----------------------
                                         Signature:
                                                  -----------------------
                                         Title:
                                                  -----------------------
                                         Address:
                                                  -----------------------